13
CHAR1\527698_  7
CHAR1\527698_  7
                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This Amendment, dated as of March 30, 2000 (this "Amendment") is entered into by and among Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"), the financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Borrower, the Agent and the Banks are parties to a Credit Agreement dated as of August 8, 1997, as amended by a First Amendment to Credit Agreement dated as of November 5, 1999, as further amended by a Second Amendment to Credit Agreement dated as of February 10, 2000 (the "Credit Agreement") pursuant to which the Banks extended a revolving facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Borrower has requested that the Banks modify certain provisions of the Credit Agreement. In order to induce the Banks to agree to the foregoing, the Banks have requested, and the Borrower has agreed, that the Borrower will pay an amendment fee, modify the pricing, reduce the Commitments and provide the Banks with security. The Borrower has requested that the Banks enter into this Amendment in order to approve and reflect the foregoing, and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.     AMENDMENTS
       ----------

     1.     Amendment  of  Section  1.1.  The following definitions set forth in
            ---------------------------
Section  1.1  are  hereby  amended  and  restated  as  follows:

(a)     "Commitment"  means,  with  respect  to  each Bank, the amount set forth
         ----------
opposite  the  name  of  such  Bank  on  Exhibit A hereto, as such amount may be
                                         ---------
further reduced from time to time pursuant to Section 2.10 or Section 2.11; provided, however, to the extent that the amount of the aggregate Commitments of
    ----
the Banks as of April 1, 2001 exceeds $125,000,000, the Commitments of the Banks shall be reduced ratably on such date by the amount of such excess.

(b)     "Termination  Date"  means  July  1,  2001.
         -----------------

     2.     Amendment  of  Section 1.1.  Section 1.1 is hereby amended by adding
            --------------------------
the  following  new  definitions:

(a)     "Accounts Receivable" means, at any time, all accounts receivable of the
         -------------------
Borrower  other  than  Ineligible  Accounts  Receivable.

(b)     "Borrowing  Base"  means,  as  of  any  day,  an amount equal to a to be
         ---------------
determined  percentage of Accounts Receivable plus a to be determined percentage
                                              ----
of Eligible PP&E as set forth in the applicable Borrowing Base Certificate delivered to the Agent and the Lenders in accordance with the terms of Section 5.1(l), it being understood that (i) the foregoing to be determined percentages and (ii) such additional eligible assets and amounts which may comprise the
Borrowing Base, shall be mutually determined by the Required Banks and the Borrower; provided, however, that if no such mutual agreement can be reached
           --------
with respect to the foregoing on or before July 15, 2000, such percentages and or additional eligible assets shall be determined by the Required Banks, in their sole discretion.

(c)     "Borrowing  Base  Certificate"  shall  have the meaning assigned to such
         ----------------------------
term  in  Section  5.1(l).

(d)     "Capitalized  Software  Costs"  means  the  costs  identified  on  the
         ----------------------------
Consolidated Statements of Cash Flows of the Borrower as "Capitalized internal software development costs".

(e)     "Collateral"  means  a  collective  reference to the collateral which is
         ----------
identified  in,  and  at  any time will be covered by, the Collateral Documents.

(f)     "Collateral  Documents"  means  a  collective  reference to the Security
         ---------------------
Agreement, the Pledge Agreement, the Mortgage and such other documents executed and delivered in connection with the attachment and perfection of the Agent's security interests and liens arising thereunder, including without limitation, UCC financing statements and patent and trademark filings.

(g)     "Dekru  Acquisition"  means the Acquisition by the Borrower of the stock
         ------------------
or assets of Dekru B.V., an entity organized under the laws of the Netherlands, for aggregate consideration (including cash and non-cash consideration) not to exceed $1,500,000.

(h)     "Eligible  PP&E"  means,  as  of  any  date of determination and without
         --------------
duplication, the aggregate net book value of all real estate, machinery and equipment ("PP&E") owned by the Borrower or any of its Subsidiaries but excluding in any event (i) PP&E which is (a) not subject to a perfected, first priority Lien in favor of the Agent to secure the Obligations or (b) subject to any other Lien that is not permitted under Section 5.3, (ii) PP&E which is not in good condition or fails to meet standards for sale or use imposed by governmental agencies, departments or divisions having regulatory authority over such PP&E, (iii) PP&E which is not useable or salable at prices approximating its depreciated value in the ordinary course of the business, (iv) PP&E located outside of the

United States, (v) PP&E located at a location not owned by the Borrower or any of its Subsidiaries with respect to which the Agent shall not have received a landlord's, warehousemen's, bailee's or appropriate waiver satisfactory to the Agent and (vi) PP&E which is leased or on consignment.

(i)     "Ineligible  Accounts  Receivable"  shall  be mutually determined by the
         --------------------------------
Required  Banks  and  the  Borrower;  provided,  however, that if no such mutual
                                      --------
agreement can be reached with respect to the definition of "Ineligible Accounts Receivable" on or before July 15, 2000, such definition shall be determined by the Required Banks, in their sole discretion.

(j)     "Mortgage"  means, collectively those certain deeds of trust encumbering
         --------
the fee interest of the Borrower and each Material Subsidiary in the real property assets identified on Schedule A hereto, as amended, modified, restated
                               ----------
or  supplemented  from  time  to  time.

(k)     "Obligations"  means  all  Debt,  obligations  and  liabilities  of  the
         -----------
Borrower under this Agreement, the Term Loan or any of the Collateral Documents to which the Borrower is a party, now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, held or acquired, as the Obligations may be modified, extended, renewed or replaced from time to time.

(l)     "Pledge  Agreement"  means  a  pledge  agreement  in  form and substance
         -----------------
satisfactory to the Agent to be executed in favor of the Agent by the Borrower and each Material Subsidiary, as amended, modified, restated or supplemented from time to time.

(m)     "Property  Acquisition  Costs"  means  the  costs  identified  on  the
         ----------------------------
Consolidated Statements of Cash Flows of the Borrower as "Acquisition of property and equipment".

(n)     "Security  Agreement"  means  a security agreement in form and substance
         -------------------
satisfactory to the Agent to be executed in favor of the Agent by the Borrower and each Material Subsidiary, as amended, modified, restated or supplemented from time to time.

     3.     Amendment  of  Section  2.11.  Section  2.11  is  hereby amended and
            ----------------------------
restated  as  follows:

          Termination,  Mandatory  Prepayment  and  Reduction  of  Commitments
          --------------------------------------------------------------------
Mandatory  Termination  of  Commitments.
       --------------------------------

(a) The Commitments shall automatically terminate on the Termination Date and any Loans then due and outstanding (together with accrued interest thereon) shall be due and payable on such date.

(b) If at any time, the aggregate principal amount of Loans outstanding shall exceed (i) the aggregate Commitments or (ii) to the extent the Borrowing Base is then applicable, the lesser of the aggregate Commitments and the Borrowing Base, the Borrower shall immediately make payment on the Loans in an amount sufficient to eliminate the deficiency.

(c) If the Borrower shall issue for cash any additional equity (other than in connection with the exercise of options or the issuance of equity in connection with employee benefit plans) or issue debt securities for cash, the Borrower shall promptly notify the Agent of the estimated net proceeds of such issuance to be received by the Borrower. Promptly upon, and in no event later than three Business Days after receipt by the Borrower of the net cash proceeds of such issuance, the Borrower shall first prepay the Term Loan in an aggregate amount equal to the amount of net proceeds until the Term Loan shall be repaid in full, and if any excess then remains, such excess shall be applied to repay any outstanding Loans. The Commitments will be reduced (i) to the extent that the Borrowing Base is not applicable pursuant to the terms of Section 5.20(a) by 50% of any remaining excess and (ii) to the extent that the Borrowing Base is applicable pursuant to the terms of Section 5.20(a), in a like amount until the overadvance (if any) permitted with respect to the Loans shall be eliminated, thereafter, the Commitments shall be reduced by 50% of any remaining excess.

     4.     Amendment  of  Section  5.1(a)  and (b).  Section 5.1(a) and (b) are
            ---------------------------------------
hereby  amended  and  restated  as  follows:

     (a) within 2 Business Days after the filing of each Form 10-K by the Borrower with the Securities and Exchange Commission (and in any event no later than 92 days after the end of each fiscal year of the Borrower), a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows and changes in stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission and accompanied by a report of independent public accountants or nationally recognized standing in scope and manner acceptable to the Securities and Exchange Commission;

     (b) within 2 Business Days after the filing of each Form 10-Q by the Borrower with the Securities and Exchange Commission (and in any event no later than 47 days after the end of each of the first three quarters of each fiscal year of the Borrower), a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

     5.     Amendment of Section 5.1.  Section 5.1 is hereby amended by adding a
            ------------------------
new  Section  5.1(k),  5.1(l),  5.1(m)  and  5.1(n):

     "(k) to the extent the Borrowing Base is then applicable pursuant to the terms of Section 5.20 hereof, within 47 days following the end of each fiscal quarter, an accounts receivable aging and listing certified by the chief financial officer of the Borrower to be true and correct as of the date thereof and in form reasonably satisfactory to the Agent."

     "(l) to the extent the Borrowing Base is then applicable pursuant to the terms of Section 5.20 hereof, on or before the tenth Business Day of each month, the Borrower shall submit, in form satisfactory to the Agent, a Borrowing Base Certificate as of the last day of the prior month."

     "(m) prior to the beginning of each fiscal month of the Borrower, a monthly forecast of income and cash flows for such month, certified as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower."

"(n) prior to April 30, 2000 and thereafter, simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a report signed by an executive officer of the Borrower setting forth (i) a list of United States registration numbers for all patents, trademarks, service marks, and copyrights awarded to the Borrower or any of its Material Subsidiaries since the last day of the immediately preceding fiscal quarter or fiscal year, as the case may be, and (ii) a list of all trademark applications, service mark applications, and copyright applications submitted for registration in the United States by the Borrower or any of its Material Subsidiaries since the last day of the immediately preceding fiscal quarter or fiscal year, as the case may be, and the status of each such application, all in such form as shall be reasonably satisfactory to the Agent."

     6.     Amendment of Section 5.3(b).  Section 5.3(b) of the Credit Agreement
            ---------------------------
is  hereby  amended  and  restated  as  follows:

(b) The Borrower will maintain, and will cause each Material Subsidiary to maintain, or be covered under, (i) physical damage insurance on all real and personal property on an all risks basis (including the perils of flood and quake), covering the repair and replacement cost of all such property and consequential loss coverage for extra expense and (ii) public liability insurance (including products/completed operations liability coverage) all on terms and conditions and in scope substantially commensurate with that which is currently maintained as described on Schedule 5.3 hereto and evidenced by the
                                        ------------
certificate contemplated by clause (w) of the second following sentence and with risk retention thereunder up to an amount which in the good faith business judgement of the Borrower's or such Material Subsidiary's management could not reasonably be expected to expose the Borrower or such Material Subsidiary to a materially adverse noninsured loss. On or before, April 30, 2000, and at all times thereafter, the Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral. All such insurance shall be provided by insurers having an A.M. Best policyholders rating of not less than B+ or such other insurers as the Required Banks may approve in writing. The Borrower will deliver to the Agent for distribution to each of the Banks (w) on the date of the first Borrowing hereunder, a certificate dated such date showing the amount of coverage as of such date, (x) upon request of any Bank through the Agent from time to time full information as to the insurance carried, (y) within seven Business Days of receipt of notice from any insurer a copy of any notice of cancellation, alteration or material change in coverage from that existing on the date of this Agreement and (z) forthwith upon receipt thereof, notice of any cancellation or nonrenewal of coverage by the Borrower.

     7.     Amendment  of  Section  5.9.  Section 5.9 of the Credit Agreement is
            ---------------------------
hereby  amended  by  adding  new  Section  5.9(k):

     "(k) Liens in favor of the Agent on behalf of the Banks arising under the Collateral Documents."

     8.     Amendment  of Section 5.11.  Section 5.11 of the Credit Agreement is
            --------------------------
hereby  amended  and  restated  as  follows:

Leverage  Ratio5.11  Leverage  Ratio.  The Borrower will not permit the Leverage
---------------      ---------------
Ratio at any time from (i) December 31, 1999 through but not including September 30, 2000 to exceed 5.5:1.0, (ii) September 30, 2000 through but not including December 31, 2000 to exceed 3.5:1.0, and (iii) December 31, 2000 and at any time thereafter, to exceed 2.5:1.0.

9.     Amendment  of  Section  5.12.  Section  5.12  of  the Credit Agreement is
       ----------------------------
hereby  amended  and  restated  as  follows:

Minimum Consolidated Tangible Net Worth Minimum Consolidated Tangible Net Worth.
--------------------------------------- ---------------------------------------
At any date, Consolidated Tangible Net Worth will not be less than (i) $126,718,000 until September 29, 2000 and $196,718,000 on September 30, 2000 and
thereafter plus on an annual basis (ii) beginning with the fiscal year beginning January 1, 1999, 50% of Consolidated Net Income, if positive. There shall be excluded from the calculation of Consolidated Tangible Net Worth all acquisition related charges of intangibles and any amounts that have been expended to repurchase shares of the Borrower's common stock, in each case, since August 8, 1997.

     10.     Amendment of Section 5.13.  Section 5.13 of the Credit Agreement is
             -------------------------
hereby  amended  and  restated  as  follows:

Restricted  Payments5.13  Restricted  Payments.   Restricted PaymentsNeither the
--------------------      --------------------    -------------------
Borrower nor any Subsidiary (i) will declare or make any Restricted Payment (other than any dividend or other distribution from a Subsidiary, direct or indirect, to the Borrower) or (ii) will optionally prepay, defease or purchase any Debt of the Borrower or any Subsidiary other than (x) the Loans or the Term Loan or (y) any other Debt of the Borrower incurred for working capital purposes provided that the aggregate amount of such
                                      -------- ----
Debt  prepaid,  defeased  or  purchased  is  less  than  $15,000,000.

     11.     Amendment  of  Section  5.14(d).  Section  5.14(d)  of  the  Credit
             -------------------------------
Agreement  is  hereby  amended  and  restated  as  follows:

      Restricted Payments(d)     (i) any Investment made prior to March 31, 2000
      -------------------
in compliance with Section 5.14(d) prior to the amendment hereby and (ii) Restricted Payments any Investment with respect to the Dekru Acquisition.
     ---------------

     12.     Amendment of Section 5.16.  Section 5.16 of the Credit Agreement is
             -------------------------
hereby  amended  and  restated  as  follows:

Additional  Guarantors  Additional Guarantors.   The Borrower shall from time to
----------------------  ---------------------
time cause each Subsidiary of the Borrower or other entity that is not a Material Subsidiary on the date hereof but becomes a Material Subsidiary after the date hereof (whether by acquisition of capital stock by the Borrower or otherwise) to (a) become party hereto as guarantor by executing a supplement hereto in form and substance satisfactory to the Agent, such supplement to be executed by such Material Subsidiary within 10 days after the date on which the Borrower acquires or forms such Material Subsidiary, or a Subsidiary not originally a Guarantor becomes a Material Subsidiary, (b) cause 100% of the issued and outstanding capital stock of such Material Subsidiary to be delivered to the Agent (together with undated stock powers signed in blank, if applicable) and pledged to the Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge Agreement and otherwise in form reasonably acceptable to the Agent and (c) deliver such other documentation as the Agent may reasonably request in connection with the foregoing, including without limitation, documentation to ensure that the Agent has a first priority perfected Lien in the personal and real property owned by such Material Subsidiary, certified resolutions and other authority documents of such Material Subsidiary and favorable opinions of counsel to such Material Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Agent.

     13.     Amendment of Section 5.17.  Section 5.17 of the Credit Agreement is
             -------------------------
hereby  amended  and  restated  as  follows:

Limitation  on  Non-Cash  Charges Additional Guarantors.   The Borrower will not
--------------------------------- ---------------------
incur  non-cash  charges that would exceed (i) $25,000,000 in the aggregate with
--
respect to the Borrower and its Consolidated Subsidiaries from and after November 1, 1999 through and including March 31, 2000 and (ii) $15,000,000 in the aggregate with respect to the Borrower and its Consolidated Subsidiaries from and after April 1, 2000 through and including the Termination Date, other than (A) depreciation and amortization expensed in the ordinary course of business determined in accordance with generally accepted accounting principles; and (B) any acquisition related charges of intangibles determined in accordance with generally accepted accounting principles.

     14.     Addition  of  New Section 5.18.  A new Section 5.18 is hereby added
             ------------------------------
as  follows:
     SECTION  5.18.  Pledged  Assets.
                     ---------------
     On or before April 30, 2000, or such later date as the Agent may reasonably determine, the Borrower will cause, and will cause each Material Subsidiary to cause (i) all of its owned personal property located in the United States and
(ii) all of its owned real property located in the United States deemed to be material by the Agent or the Required Banks in its or their sole reasonable discretion, to be subject at all times to first priority, perfected Liens in favor of the Agent to secure the Borrower's Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Liens permitted under Section 5.9. Without limiting the generality of the above, the Borrower will cause (i) 100% of the issued and outstanding capital stock of each domestic Material Subsidiary directly owned by the Borrower or any other Material Subsidiary of the Borrower and (ii) 65% (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding capital stock entitled to vote (within the meaning of Treas. Reg.
Section 1.956-2(c)(2)) and 100% of the issued and outstanding capital stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each foreign Subsidiary directly owned by the Borrower or any other Material Subsidiary of the Borrower to be subject at all times to a first priority, perfected Lien in favor of the Agent to secure the Borrower's Obligations in accordance with the terms and conditions of the Collateral Documents or such other security documents as the Agent shall reasonably request.

     15.     Addition  of  New Section 5.19.  A new Section 5.19 is hereby added
             ------------------------------
as  follows:

SECTION  5.19.  Real  Property  Collateral.
                --------------------------
     On or before April 30, 2000, or such later date as the Agent may reasonably determine, the Borrower and each other Material Subsidiary shall, with respect to the real property assets identified on Schedule A hereto and deemed to be
                                              ----------
material by the Agent or the Required Banks in its or their sole reasonable discretion, deliver to the Agent the following:
     (a)     fully  executed  and  notarized  Mortgages;
(b) title reports obtained by the Borrower in respect of the real property subject to the Mortgages;
(c) maps or plats of an as-built survey of the sites of the real property covered by the Mortgages certified to the Agent and the title insurance company issuing the policy  referred  to  in  clause  (d) below (the "Title Insurance Company") in a
                                                  -----------------------
manner reasonably satisfactory to each of the Agent and the Title Insurance Company, dated a date reasonably satisfactory to each of the Agent and the Title Insurance Company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof; (iii) all access and other easements appurtenant to the sites necessary to use the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building structures and improvements on the sites; and (vi) if the site is described as being on a filed map, a legend relating the survey to said map;
(d) an ALTA mortgagee title insurance policy issued by the Title Insurance Company, in an amount satisfactory to the Agent, assuring the Agent that the each Mortgage creates a valid and enforceable first priority mortgage lien on the real property subject to the Mortgage, free and clear of all defects and encumbrances except Liens permitted by Section 5.9, which mortgage policy shall be in form and substance reasonably satisfactory to the Agent and shall provide for affirmative insurance and such reinsurance as the Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Agent;
(e)     evidence  as  to  (i)  whether any of the mortgaged properties are in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (ii) if any mortgaged
                               ---------------------
property is a Flood Hazard Property, (A) whether the community in which such mortgaged property is located is participating in the National Flood Insurance Program, (B) the Borrower's written acknowledgment of receipt of written notification from the Agent (1) as to the fact that such mortgaged property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) copies of insurance policies or certificates of insurance of the Borrower evidencing flood insurance satisfactory to the Agent and naming the Agent as sole loss payee; and
(f) evidence reasonably satisfactory to the Agent that the mortgaged properties, and the uses of the mortgaged properties, are in compliance in all material respects, as relevant for purposes of this Agreement, with all applicable laws, regulations and ordinances including without limitation health and environmental protection laws, erosion control ordinances, storm drainage control laws, doing business and/or licensing laws, zoning laws (the evidence submitted as to zoning should include the zoning designation made for the mortgaged properties, the permitted uses of the mortgaged properties under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks) and applicable laws regarding access and facilities for disabled persons including, but not limited to, the Federal Architectural Barriers Act, the Fair Housing Amendments Act of 1988, the Rehabilitation Act of 1973 and the Americans with Disabilities Act of 1990.

     16.     Addition  of  New Section 5.20.  A new Section 5.20 is hereby added
             ------------------------------
as  follows:

SECTION  5.20.  Borrowing  Base  and  Field  Examination.
                ----------------------------------------

(a) If the Term Loan is not repaid in full by July 15, 2000, the aggregate principal amount of the Loans outstanding at any time shall not exceed the lesser of (i) the aggregate Commitments of the Banks and (ii) the Borrowing Base.

(b) The Borrower and each of its Subsidiaries shall permit the Agent (or a third party satisfactory to the Agent) to conduct a written business audit of the accounts receivable, inventory, payables, controls and systems of the Borrower and its Subsidiaries at a frequency to be determined in the sole discretion of the Agent; provided that, the Borrower shall not be required to
                            --------
pay for more than four such field examinations in any one calendar year. If the results of any of such audits are not satisfactory to the Agent, in its reasonable discretion, the Borrower covenants and agrees to cooperate in good faith with the Agent to develop a plan of action that will correct the deficiencies identified by the Agent within 180 days of the completion of such audit.

     17.     Addition  of  New Section 5.21.  A new Section 5.21 is hereby added
             ------------------------------
as  follows:

SECTION  5.21.  Property  Acquisition  Costs  and  Capitalized  Software  Costs.
                ---------------------------------------------------------------

     The Borrower will not permit the sum of Property Acquisition Costs and Capitalized Software Costs for (a) fiscal year 2000 to exceed $84,000,000 and
(b)  fiscal  year  2001  to  exceed  $93,000,000.

     18.     Amendment  of  Section 6.1.  Section 6.1 of the Credit Agreement is
             --------------------------
hereby  amended  by  adding  new  Section  6.1(m):

"(m) any of the Collateral Documents shall fail to be in full force and effect or to give the Agent and/or the Banks the Liens, rights, powers and privileges purported to be created thereby, or the Borrower or any Subsidiary of the Borrower shall so state in writing."

     19.     Amendment  to  Pricing  Schedule.  The  Pricing  Schedule  shall be
             --------------------------------
amended  and  restated  as  per  the  attachment  hereto.

B.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

     The  Borrower  hereby  represents and warrants to the Agent and Banks that:

     1. After giving effect to this Amendment, no Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. After giving effect to this Amendment and the information contained in the preliminary draft of the December 31, 1999 financial statements of the Borrower, the representations and warranties of the Borrower pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and

     3. The making and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action.

C.     EFFECTIVENESS;  CONDITIONS
       --------------------------

     This Amendment will become effective as of December 31, 1999 upon execution by the Required Banks (the "Effective Date"). The Borrower shall provide to the Agent in form and substance satisfactory to the Agent, the following:

     1. On or before March 31, 2000, a copy of a resolution passed by the Board of Directors of the Borrower and each of the Guarantors, certified by the Secretary or an Assistant Secretary of the Borrower and each of the Guarantors as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Credit Agreement as hereby amended; provided, however, with respect to Policy Management Systems Investments, Inc., such certified resolution shall be provided to the Agent no later than April 28, 2000.

     2. On or before March 31, 2000, a certificate of incumbency certifying the names of the officers of the Borrower and Guarantors authorized to sign this Amendment, together with the true signatures of such officers; provided, however, with respect to Policy Management Systems Investments, Inc., such certificate of incumbency shall be provided to the Agent no later than April 28, 2000.

     3. On or before March 30, 2000, executed counterparts of this Amendment.

     Borrower shall pay the Agent for the account of the consenting Banks an amendment fee equal to 1.00% of the Commitments payable to the Banks on April 3, 2000 in accordance with their Pro Rata Share.

D.     MISCELLANEOUS
       -------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.
POLICY  MANAGEMENT  SYSTEMS
CORPORATION

By:     /S/  G.  Larry  Wilson
        ----------------------
Title:  Chief  Executive  Officer
       --------------------------



BANK  OF  AMERICA,  N.A.

By:/S/  Michael  J.  McKenney
   --------------------------
Title:   Managing  Director
       --------------------


WACHOVIA  BANK,  N.A.

By:/S/  John  Graham     .
   -----------------     -
Title:  Asst.  Vice  President
       -----------------------


FIRST  UNION  NATIONAL  BANK

By:/S/Franklin  M.  Wesssinger
   ---------------------------
Title:  Senior  Vice  President
        -----------------------

     DEUTSCHE  BANK  AG,  NEW  YORK
BRANCH  AND/OR  CAYMAN  ISLANDS
BRANCH

By:
Title:

By:
Title:


DAI-ICHI  KANGYO  BANK,  LTD.


By:     /S/  Nelson  Chang
        ------------------
Title:  Assistant  Vice  President
        --------------------------


THE  FUJI  BANK,  LIMITED

By:
Title:

ACKNOWLEDGED  AND  AGREED:

POLICY  MANAGEMENT  SYSTEMS
  CORPORATION
CYBERTEK  CORPORATION
PMSC  LIMITED
CYBERTEK  SOLUTIONS,  L.P.
By:  POLICY  MANAGEMENT
SYSTEMS  CORPORATION;
Its  General  Partner
THE  LEVERAGE  GROUP

By:  /S/  G.  Larry  Wilson
     ----------------------
Title:     Director
           --------


BANK  OF  AMERICA,  N.A.

By:/S/  Michael  J.  McKenney
   --------------------------
Title:   Managing  Director
       --------------------



ACKNOWLEDGED  AND  AGREED:

POLICY  MANAGEMENT  SYSTEMS
  INVESTMENTS,  INC.


By:  /S/  Elizabeth  Powers
   ------------------------
Title:     President
           ---------

                                    EXHIBIT A
                                    ---------

                                BANK COMMITMENTS

                                               Commitment
                                               ----------

BANK  OF  AMERICA,  N.A.                       $  54,000,000

WACHOVIA  BANK,  N.A.                          $  45,000,000

FIRST  UNION  NATIONAL  BANK                   $  31,500,000

DEUTSCHE  BANK  AG,  NEW  YORK
BRANCH  AND/OR  CAYMAN  ISLANDS
BRANCH                                         $  22,500,000


DAI-ICHI  KANGYO  BANK,  LTD.                  $  18,000,000


THE  FUJI  BANK,  LIMITED                      $   9,000,000
                                            ----------------

                                               $ 180,000,000

                                PRICING SCHEDULE


     Each of "Eurodollar Margin" and "Facility Fee Rate" means, for any date, the rates set forth below:

     Euro-Dollar  Margin  (Retroactive  to  January  1,  2000)         2.75%

     Facility  Fee  Rate  (Retroactive  to  January  1,  2000)          .50%